Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator Emerging Markets Power Buffer ETF™ – July

Innovator Growth-100 Power Buffer ETF™ – July

Innovator International Developed Power Buffer ETF™ – July

Innovator U.S. Small Cap Power Buffer ETF™ – July

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated February 28, 2022

June 23, 2022

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period will end on June 30, 2022, and each Fund will commence a new outcome period that will begin on July 1, 2022 and end on June 30, 2023. Each Fund’s Cap will not be determined until the start of the new outcome period on July 1, 2022. As of June 22, 2022, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator Emerging Markets Power Buffer ETF™ – July	EJUL	14.25% – 18.29% (13.36% – 17.40% after taking into account the Fund’s unitary management fee)
Innovator Growth-100 Power Buffer ETF™ – July	NJUL	17.52% – 21.80% (16.73% – 21.01% after taking into account the Fund’s unitary management fee)
Innovator International Developed Power Buffer ETF™ – July	IJUL	11.57% – 17.42% (10.72% – 16.57% after taking into account the Fund’s unitary management fee)
Innovator U.S. Small Cap Power Buffer ETF™ – July	KJUL	17.06% – 21.63% (16.27% – 20.84% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference